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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported): DECEMBER 31, 1998



                             DVI RECEIVABLES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     DELAWARE                             333-68043                    33-0608442
------------------                   ------------------------      ---------------------
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                     Identification Number)



500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                            18901
----------------------------------------                       ---------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (215) 345-6600




-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 7.     Financial Statements and Exhibits

Exhibit 99.1      Servicer Report for month ending December 31, 1998, payment date January 11, 1999
Exhibit 99.2      Servicer Report for month ending January 31, 1999, payment date February 11, 1999
Exhibit 99.3      Servicer Report for month ending February 28, 1999, payment date March 11, 1999
Exhibit 99.4      Servicer Report for month ending March 31, 1999, payment date April 12, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DVI Delaware Trust 1998-2
                                    -------------------------
                                          (Registrant)

                                By: DVI Receivables Corp.
                                    Owner of Trust


Dated: April 26, 1999           By: /s/ Steven Garfinkel
                                    -------------------------
                                    Steven Garfinkel
                                    Executive Vice President and
                                    Chief Financial Officer





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